UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

August 8, 2005

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Employment Agreement

News America Incorporated, a wholly-owned subsidiary of News Corporation (the “Company”) is a party to an Amended and Restated Employment Agreement with Mr. Peter Chernin, the Company’s President and Chief Operating Officer, made as of August 1, 2004 (the “Employment Agreement”). On August 8, 2005, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved a form of amendment to the Employment Agreement to be entered into by News America Incorporated and Mr. Chernin to provide that the restricted stock units (“RSUs”) required to be paid pursuant to the Employment Agreement as a portion or Mr. Chernin’s annual performance-based bonus may be paid in cash equal to the value of the shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), subject to such RSUs (“Cash-Settled RSUs”) in lieu of delivery of shares of Class A Common Stock. The form of amendment to the Employment Agreement also makes conforming changes relating to the foregoing.

A copy of the form of amendment to the Employment Agreement is being filed as Exhibit 10.1 to this report and is incorporated by reference.

Annual Bonuses For Fiscal Year Ended June 30, 2005

On August 8, 2005, annual performance-based awards were made to Messrs. K. Rupert Murdoch, the Company’s Chairman and Chief Executive Offer, David F. DeVoe, the Company’s Senior Executive Vice President and Chief Financial Officer, and Lachlan K. Murdoch, the Company’s Deputy Chief Operating Officer, after the Committee certified that the performance goals for the fiscal year ended June 30, 2005 set forth in their respective annual bonus guidelines were attained. The Committee also approved the annual bonus payment for Mr. Peter Chernin, the Company’s President and Chief Operating Officer, for performance in the fiscal year ended June 30, 2005, as calculated pursuant to the terms of Mr. Chernin’s Employment Agreement, as amended. The annual bonus payments to these executive officers will be paid in the form of a combination of cash and Cash-Settled RSUs under the News Corporation 2005 Long-Term Incentive Plan (the “2005 Plan”), except for Messrs. K. Rupert Murdoch and Lachlan K. Murdoch, who will receive only cash. The amounts of the annual bonus payments are as follows: Mr. K. Rupert Murdoch ($18,890,000), Mr. Chernin ($11,945,000 (cash) and $6,945,000 (Cash-Settled RSUs)), Mr. DeVoe ($4,389,000 (cash) and $1,389,000 (Cash-Settled RSUs)) and Mr. Lachlan K. Murdoch ($5,778,000).

A copy of the form of Restricted Stock Unit Agreement for Cash-Settled RSUs, as well as the form of Restricted Stock Unit Agreement for stock-settled RSUs made pursuant to the 2005 Plan are being filed as Exhibits 10.2 and 10.3, respectively, to this report and are incorporated by reference.

ITEM	9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description
10.1	Form of Amendment to the Amended and Restated Employment Agreement between News America Incorporated and Peter Chernin.

10.2	Form of Restricted Stock Unit Agreement for Cash-Settled Restricted Stock Units.

10.3	Form of Restricted Stock Unit Agreement for Stock-Settled Restricted Stock Units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Dated: August 10, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Amendment to the Amended and Restated Employment Agreement between News America Incorporated and Peter Chernin.

10.2	Form of Restricted Stock Unit Agreement for Cash-Settled Restricted Stock Units.

10.3	Form of Restricted Stock Unit Agreement for Stock-Settled Restricted Stock Units.